SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K/A


                                  CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                August 14, 1997



                                 W. R. GRACE & CO.
              (Exact name of registrant as specified in its charter)




            Delaware                1-12139                65-0654331
         (State or other       (Commission File           (IRS Employer
         jurisdiction of            Number)            Identification No.)
         incorporation)




                One Town Center Road, Boca Raton, Florida 33486-1010 (Address of principal executive offices) (Zip Code)



          Registrant's telephone number, including area code:  561/362-2000



         Item 5.   Other Events.


                   Attached as an exhibit hereto and incorporated by

         reference herein is Exhibit E to the Merger Agreement, a term sheet describing the principal terms of a new series of

         convertible preferred stock, par value $.10 per share, of New

         Sealed Air to be issued in the Merger (the "Term Sheet").



         Item 7.   Financial Statements, Pro Forma Financial Information

         and Exhibits.



                   Exhibits.  The following exhibits are filed with this

         Report:

                   Exhibit No.              Description


                   4.1                      Term Sheet (Exhibit E to the
                                            Merger Agreement)



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                                    SIGNATURES


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.


                                                 W. R. GRACE & CO.
                                                   (Registrant)


                                         By   /s/ Robert B. Lamm
                                                  Robert B. Lamm
                                            Vice President and Secretary


         Dated:  August 21, 1997





                                W. R. GRACE & CO.

                            Current Report on Form 8-K


                                  Exhibit Index


                   Exhibit No.              Description

                   4.1                      Term Sheet (Exhibit E to the
                                            Merger Agreement)